UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

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Tejon Ranch Co.

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TEJON RANCH Your Vote Counts! TEJON RANCH CO. 2021 Annual Meeting Vote by May 18, 2021 11:59 PM ET TEJON RANCH CO. ALLEN LYDA 4436 LEBEC ROAD TEJON RANCH, CA 93243 D42306-P52332 You invested in TEJON RANCH CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 19, 2021. Get informed before you vote View the Notice & Proxy Statement, 2020 Annual Report and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2021. If you would like to view the materials online, have the control number that is printed in the box below and visit: www.ProxyVote.com. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Board Recommends Voting Items 1. Election of Directors Nominees: For 1a. Jean Fuller For 1b. Geoffrey L. Stack For 1c. Michael H. Winer 2. Ratification of appointment of Deloitte & Touche LLP as the Company’s Independent Registered public accounting firm for fiscal year 2021 For For 3. Advisory vote to approve named executive officer compensation For 4. Amendment to Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D42307-P52332 For complete information and to vote, visit www.ProxyVote.com